May 1, 1997
The Enterprise Group of Funds, Inc.
Supplement to the Prospectus dated May 1, 1997

As to shareholders purchasing through registered representatives affiliated with Advest, Inc.: The following supplements the information that appears in the section of the Prospectus "How to Purchase Portfolio Shares" at page 39: For the limited period from May 1, 1997 through May 31, 1997,
Enterprise Fund Distributors, Inc. will compensate
Advest, Inc. for sales in
excess of ten thousand dollars of Class A shares under the net asset value purchase privilege at a commission rate of 1.00% of the amount of Class A shares purchased.